LEASE REFERENCE DATA



Landlord:           HENDERSON BIRMINGHAM ASSOCIATES

Tenant:             I-TRAX HEALTH MANAGEMENT SOLUTIONS, INC.

Location:           The Birmingham Court Building, 130 - 140 Hillman Drive,
                    Chadds Ford Business Campus, Chadds Ford, PA 19317

Annual Net Rent:  Year 1:  $216,849.00 per year; $18,070.75 per month; $21.50 per square foot, NNN
                  Year 2:  $219,370.50 per year: $18,280.88 per month; $21.75 per square foot, NNN
                  Year 3:  $221,892.00 per year; $18,491.00 per month; $22.00 per square foot, NNN
                  Year 4:  $224,413.50 per year; $18,701.13 per month; $22.25 per square foot, NNN
                  Year 5:  $226,935.00 per year; $18,911.25 per month; $22.50 per square foot, NNN

Commencement Date:  October 1, 2004, or sooner as provided for herein.
Rent:               January 1, 2005

Demised Term:     Five (5) years and three (3) months beginning October 1, 2004 and ending December 31, 2009 unless extended.

Security Deposit: $34,406.50 (representing two (2) months rent)

Tenant's Pro Rata
Share:              17.04% (10,086 square feet divided by 59,175 square feet)


This Reference Data Section is intended to be a short summary of certain of the business terms for quick reference. It is not intended to be a part of the Lease. If there is any inconsistency between the Reference Data and the Lease Agreement, the Lease Agreement shall control.

                                 LEASE AGREEMENT
                                 ---------------


                    THIS AGREEMENT, made the 12th day of August two thousand and four (2004), by and between HENDERSON BIRMINGHAM ASSOCIATES, (hereinafter called "Landlord"), of the one part, and I-TRAX HEALTH MANAGEMENT SOLUTIONS, INC. (hereinafter called "Tenant"), a Delaware Corporation, (licensed to do business in Pennsylvania), of the other part.

         1. DEMISED PREMISES.
         --------------------

         Landlord does hereby demise and let unto Tenant all that certain space consisting of approximately 10,086 square feet in The Birmingham Court Building ("Building") known as 130 - 140 Hillman Drive as shown on Exhibit "A" attached hereto and made a part hereof (hereinafter called the "Demised Premises") in The Chadds Ford Business Campus (the "Campus"), the Township of Chadds Ford, the County of Delaware, in the Commonwealth of Pennsylvania, to be used and occupied as office space and for no other purpose.

         2. DEMISED TERM.
         ----------------

         The Lease shall be for a term of five (5) years and three (3) months (hereinafter called "Demised Term") beginning the first day of October, two thousand and four (2004) ("Commencement Date") and ending the thirty-first day of December, two thousand and nine (2009), at the rent as hereinafter set forth.

         a. Annual Net Rent and Additional Rent as hereinafter defined, shall not be due and payable for the period prior to the Commencement Date in accordance with Paragraph 7 herein; and

         b. All terms and provisions of the lease (unless otherwise stated herein this paragraph) shall be applicable to Tenant's occupancy during the period prior to Commencement Date specified in the Lease; and

         c.       Landlord shall be in receipt of a signed lease document.

         3. GRANTING CLAUSE.
         -------------------

         Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Demised Premises, together with the right in common with others, to use the common areas of the Building.

         4. PERMITTED USE.
         -----------------

         The term "Permitted Use" shall mean use only for commercial executive offices (and offices for the clerical and other staff providing support services necessarily attendant thereto), consistent with the first-class character of the Building and for no other purpose.

         5. SERVICES BY LANDLORD.
         ------------------------

         Landlord agrees to furnish to Tenant during the Demised Term the following services:

         a. Cold water at the points of supply provided for the public use of tenants.

         b. Heat and air conditioning in season as currently provided for in the Demised Premises at such times, at such temperature, and in such amounts as are considered by Landlord to be standard for the Building. Service for any non-standard hours shall be requested by Tenant in writing with reasonable notice and shall be billed at Landlord's then standard rates.

         c. Janitorial cleaning services as described in Exhibit "B" attached hereto.

         d. Electricity to the Demised Premises consistent in Landlord's reasonable judgment with the Permitted Use.

         Failure to furnish or stoppage of any of the above services shall not render Landlord liable in any respect for damages to person, property or business. Any such failure or stoppage shall not be construed as constructive eviction of Tenant or relieve Tenant from the fulfillment of any term, covenant or agreement under this Lease. Should any equipment or machinery used in providing the above services break down or for any cause cease to function properly, then, if Landlord is obligated hereunder to provide such services, Landlord shall use reasonable diligence to repair the same.

         6. SECURITY DEPOSIT.
         --------------------

         The Tenant has deposited with the Landlord, at the signing of this Lease, the sum of Thirty Four Thousand Four Hundred Six and 50/100 Dollars ($34,406.50) as security (the "Security Deposit") for the full and faithful performance by the Tenant of all the terms of this Lease required to be performed by the Tenant. The Landlord may commingle the Security Deposit with its other funds or monies. The Tenant shall not be entitled to interest on such Security Deposit. The Security Deposit shall be returned to the Tenant after the expiration of this Lease, provided the Tenant has fully and faithfully carried out all of its terms. In the event of a bona fide sale of the Demised Premises, the Landlord shall have the right to transfer such Security Deposit to the purchaser to be held under the terms of this Lease, and the Landlord shall be released from all liability for the return of such Security Deposit to the Tenant.

         7. ANNUAL NET RENT.
         -------------------

         Annual Net rent for the Demised Premises ("Annual Net Rent") shall be payable to Landlord as follows:

         Tenant agrees to pay an Annual Net Rent for Year 1 of the Demised Term in the sum of Two Hundred Sixteen Thousand Eight Hundred Forty Nine and 00/100 Dollars ($216,849.00) lawful money of the United States of America, payable in monthly installments in advance during the said Demised Term of this Lease in sums of Eighteen Thousand Seventy and 75/100 Dollars ($18,070.75) on the first day of each month, Annual Net Rent to begin from the first day of January, 2005, the first installment to be paid at the time of signing this Lease.

         Tenant agrees to pay an Annual Net Rent for Year 2 of the Demised Term in the sum of Two Hundred Nineteen Thousand Three Hundred Seventy and 50/100 Dollars ($219,370.50) lawful money of the United States of America, payable in monthly installments in advance during the said Demised Term of this Lease in sums of Eighteen Thousand Two Hundred Eighty and 88/100 Dollars ($18,280.88) on the first day of each month, Annual Net Rent to begin from the first day of January, 2006.

         Tenant agrees to pay an Annual Net Rent for Year 3 of the Demised Term in the sum of Two Hundred Twenty One Thousand Eight Hundred Ninety Two and 00/100 Dollars ($221,892.00) lawful money of the United States of America, payable in monthly installments in advance during the said Demised Term of this Lease in sums of Eighteen Thousand Four Hundred Ninety One and 00/100 Dollars ($18,491.00) on the first day of each month, Annual Net Rent to begin from the first day of January, 2007.

         Tenant agrees to pay an Annual Net Rent for Year 4 of the Demised Term in the sum of Two Hundred Twenty Four Thousand Four Hundred Thirteen and 50/100 Dollars ($224,413.50) lawful money of the United States of America, payable in monthly installments in advance during the said Demised Term of this Lease in sums of Eighteen Thousand Seven Hundred One and 13/100 Dollars ($18,701.13) on the first day of each month, Annual Net Rent to begin from the first day of January, 2008.

         Tenant agrees to pay an Annual Net Rent for Year 5 of the Demised Term in the sum of Two Hundred Twenty Six Thousand Nine Hundred Thirty Five and 00/100 Dollars ($226,935.00) lawful money of the United States of America, payable in monthly installments in advance during the said Demised Term of this Lease in sums of Eighteen Thousand Nine Hundred Eleven and 25/100 Dollars ($18,911.25) on the first day of each month, Annual Net Rent to begin from the first day of January, 2009.

         Notwithstanding anything to the contrary contained herein, Tenant shall pay at the signing of this Lease the first monthly payment of Annual Net Rent for the month of January 2005, and shall not pay Annual Net Rent during the period commencing on the Commencement Date and ending on December 31, 2004 (hereinafter defined as the "Rent Free Period").

         8. NET LEASE.
         -------------

         It is the intent of the parties hereto that this is a net lease, and that costs of ownership, maintenance and use of the Demised Premises, shall be paid by Tenant in addition to the payments of Annual Net Rent as specified above, provided however, that Landlord shall be responsible for property management expenses, if any, structural repairs to the exterior foundation, roofs, the plumbing in common areas and/or outside of the Building, and exterior walls. Common Areas shall be defined as those areas that are shared by tenants on the Building and the land on which the Building sits, and those areas that are shared by all of the properties located within the Campus. Said repairs by Landlord will be made within a reasonable time after notice from Tenant.

         9. ESCALATION.
         --------------

         The following words and terms shall be defined as hereinafter set forth:

         a. "Operating Year". Shall mean each calendar year, or such other period of twelve


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


                  (12) months as hereafter may be adopted by Landlord as its fiscal year, occurring during the Demised Term.

         b. "Operating Expense Allowance". Shall mean Forty Nine Thousand Five Hundred Twenty Two and 26/100 Dollars ($49,522.26) per year, Four and 91/100 Dollars ($4.91) per square foot.

         c. "Operating Expense Statement". Shall mean a statement in writing signed by Landlord, setting forth in reasonable detail
                  (1) the Operating  Expense for the preceding  Operating  Year,
                  (2) the Operating Expense Allowance and (3) the Tenant's Operating Expense Adjustment for such Operating Year, or portion thereof. The Operating Expense Statement shall constitute a final determination as between Landlord and Tenant of the Operating Expense and the Operating Expense Adjustment for any Operating Year, and (4) the Operating Expense Estimate. Tenant shall be afforded an annual right to review and audit the Landlord books and records relating to Operating Expenses.

         d. "Operating Expense". Shall mean Tenant's pro-rata share, equal to 17.04% of the following expenses incurred by Landlord in connection with the operation, repair and maintenance of the Building and land of which the Demised Premises is a part:

                  1. Cleaning and maintenance costs for the Building and the land of which the Demised Premises is a part, including the windows, sidewalks and parking lots, all snow and rubbish removal (including the cost of a trash dumpster and removal of trash from the Demised Premises) and lawn and grounds landscape care (including separate contracts therefore) and the costs of all labor, supplies, equipment and materials incidental thereto.

                  2. Real estate taxes and other taxes or charges levied in lieu of such taxes, general and special public assessments, taxes on the rentals of the Building of which the Demised Premises is a part, or the use, occupancy or renting of space therein.

                  3. Premiums and fees for fire and extended coverage insurance, insurance against loss of rentals for space in the Building of which the Demised Premises is a part and public liability insurance, all in amounts and coverages (with additional policies against additional risks) as may be required by Landlord or the holder of any mortgage on the Building of which the Demised Premises is a part.

                  4. Common Area electricity for parking lot lighting and site lighting.

                  5. Snow, trash removal and paving (including parking lots), lawn and general grounds upkeep, maintenance and repair for these items, and the costs of all labor, material and supplies incidental thereto.

                  6. Any regular or special assessments levied against the Building pursuant to any declaration of protective covenants and easements now or hereafter affecting the land on which the Building is located and any and all expenditures of Landlord in connection with the operation, repair or maintenance of the land or the Building of which the Demised Premises is a part which are proper expenses in accordance with generally accepted accounting principles consistently applied with respect to the operation, repair and maintenance of the first-class office buildings in the Philadelphia suburban area.

                  7. Landlord has agreed to contract with a janitorial service to clean the Demised Premises for Tenant in accordance with the attached Cleaning Schedule included as Exhibit "B " (the "Cleaning Schedule"). Tenant agrees to pay, as Additional Rent, the cost for the janitorial service plus a management fee of 3%. Tenant agrees to permit the janitors and cleaners of Landlord to have access to and to clean the Demised Premises in accordance with the attached Exhibit "B".

                  8.       The  cost  of  an  extermination   contract  for  the
                           Building.

                  9. The cost of an HVAC maintenance contract in such a form as to cover normal maintenance of the HVAC units, as well as for repairs and/or replacements to the system.

         Operating Expense shall be "net" and, for that purpose, shall be reduced by the amounts of any reimbursement or credit received or receivable by Landlord with respect to an item of cost that is included in Operating Expense (other than reimbursements to Landlord by tenants of the Building pursuant to Operating Expense escalation provisions).

         To the extent that any item of Operating Expense is incurred in common with another building or lot in the same office park of Landlord, such items of expense shall be apportioned equitably among the properties in such office park.

         If Landlord shall eliminate the payment of any wages or other labor costs or otherwise reduce the Operating Expense as a result of the installation of new devices or equipment, or by any other means, then in computing the Operating Expense the corresponding items shall be deducted from the Operating Expense Allowance for the Operating Year.

         e. "Operating Expense Exclusions". Notwithstanding the foregoing, "Operating Expense" shall not include expenditures for any of the following:

                  1.       The  cost  of  any   capital   addition   or  capital
                           expenditure made to the Building of which the Demised Premises is a part.

                  2. Replacements, repairs or other work occasioned by fire, windstorm or other insured casualty or hazard, to the extent that Landlord shall receive proceeds of such insurance.

                  3. Leasing commissions, advertising expenses and other costs incurred in leasing or procuring new tenants.

                  4.       Repairs or rebuilding necessitated by condemnation.

                  5. Depreciation and amortization of the Building of which the Demised Premises is a part.

                  6. The salaries and benefits of executive officers of Landlord, if any.

                  7. All charges for water, sewer, gas, electricity, telephone or other utility used by Tenant at the Demised Premises during the Demised Term that are separately metered for Tenant.

                  8.       Repairs and maintenance of the Demised Premises.

         If Landlord's Operating Expense for any Operating Year shall be greater than the Operating Expense Allowance, Tenant shall pay to Landlord as Additional Rent the Operating Expense Adjustment ("Operating Expense Adjustment"), being the difference between the Operating Expense and the Operating Expense Allowance. If Tenant occupies the Demised Premises or portion thereof for less than a full Operating Year, the Operating Expense Adjustment will be calculated in proportion to the amount of time in such Operating Year that Tenant occupied the Demised Premises.

         Such Operating Expense Adjustment shall be paid in the following manner: within 120 days following the last day of the first and each succeeding Operating Year ("Expense Adjustment Date"), Landlord shall furnish Tenant an Operating Expense Statement. Within fifteen (15) days following the receipt of such Operating Expense Statement, Tenant shall pay to Landlord as Additional Rent the Operating Expense Adjustment for such previous Operating Year.
Commencing with the first month of the second Operating Year and each year thereafter, Tenant shall be obligated to pay to Landlord, on account of the Operating Expense Adjustment for such Operating Year, monthly installments in advance equal to one-twelfth (1/12th) of Landlord's estimate of the Operating Expense Adjustment for such Operating Year ("Estimated Operating Expense Adjustment"). Landlord shall provide Tenant with the Estimated Operating Expense Adjustment statement for the prior year. The Estimated Operating Expense
Adjustment shall be calculated by multiplying the percentage increase in Operating Expense for the previous year, by the Operating Expense for the previous year. In the event that Tenant has not received the Estimated Operating Expense Adjustment statement prior to the commencement of the third month of the Operating Year, Tenant shall continue to pay the previous year's Operating Expense Adjustment. However, Tenant shall be obligated to pay Landlord's invoice for the monthly installment of Estimated Operating Expense Adjustment for the third month of the Operating Year (and the fourth month, if the Estimated Operating Expense Adjustment is not delivered by Landlord to Tenant before the beginning of the fourth month) within fifteen (15) days after delivery of the invoice for the Estimated Operating Expense Adjustment payments throughout the Operating Year and shall pay the eleventh and twelfth installments of the Operating Expense Adjustment during the first and second months of the succeeding Operating Year. On the next succeeding Expense Adjustment Date, Tenant shall pay to Landlord (or Landlord shall credit to Tenant) any deficiency (or excess) between the installments paid on account of the preceding year's Estimated Operating Expense Adjustment and the actual Operating Expense Adjustment for such Operating Year.

         10. ADDITIONAL RENT.
         --------------------

         a. Tenant agrees to pay as rent in addition to the Annual Net Rent herein reserved any and all sums which may become due by reason of Tenant's breach of Lease or the failure of Tenant to comply with all of the covenants of this Lease and any and all damages, costs and expenses, including reasonable attorney's fees, which the Landlord may suffer or incur by reason of any default of the Tenant or failure on Tenant's part to comply with the covenants of this Lease ("Additional Rent").

         b. Tenant further agrees to pay to Landlord as Additional Rent all sums due for repairs made to the Demised Premises, replacing of glass windows, doors, partitions, electric wiring and electric lamps, etc., the keeping of waste and drain pipes open and repairs and replacements to wash basins and plumbing, heating and air-conditioning apparatus, which are necessitated by or caused by misuse or abuse by Tenant, its agents, employees, contractees, visitors and licensees. The same shall be paid by Tenant to Landlord within five (5) days after presentation by Landlord to Tenant of bills therefore.

         c. Landlord, within the Demised Premises, will provide Tenant with one (1) initial lamping upon occupancy; relamping will be provided and installed by Landlord and charged to Tenant as Additional Rent for both lighting inside the Demised Premises, as well as for Common Area light relamping.

         11. LEGAL USE.
         --------------

         Tenant will not occupy or use, nor permit any portion of the Demised Premises to be occupied or used for any purpose other than the Permitted Use specified in Paragraph 4 of this Lease, nor for any business or purpose which is unlawful in part or in while or deemed to be disreputable or hazardous in any manner. Tenant will conduct its business and control its agents, employees, and invitees in such a manner so as not to create any nuisance, interfere with, annoy, or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Demised Premises in a clean and healthful condition and comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal, and other entities asserting jurisdiction over the Demised Premises) with reference to the use of and the occupancy of the Demised Premises.

         12. TIME AND PLACE OF PAYMENT.
         ------------------------------

         Unless provided otherwise herein, all Annual Net Rent and Additional Rent shall be payable in advance without prior notice or demand and without any set off or deduction whatsoever at the office of Landlord (or at such other place as Landlord may from time to time designate by notice in writing) and at the times provided for the payment of the Annual Net Rent as set forth above in Paragraph 7. All payments of rent by Tenant may be applied to Annual Net Rent, Additional Rent, interest or penalties, if any, as Landlord deems appropriate.

         13. IMPROVEMENT OF DEMISED PREMISES.
         ------------------------------------

         a. Landlord's Work. Landlord shall complete and prepare the Demised Premises for Tenant's initial occupancy in a good and workmanlike manner in accordance with Tenant's Improvement Plan (Exhibit "C") attached hereto utilizing a general contractor selected by Landlord.

         b. Materials Used. Landlord shall use materials as outlined on the attached Tenant's Scope of Work (Exhibit "D"). Landlord reserves the right, however: (1) to make substitutions of material of equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (2) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any change shall first be obtained (which approval shall not be unreasonably withheld) so long as there shall be general conformity with Tenant's Improvement Plans and
                  Tenant's intended use of the Demised Premises and which approval must be given or denied (with reasons stated in the case of denial) within forty-eight (48) hours after request or approval shall be conclusively deemed to have been given.

         14. POSSESSION.
         ---------------

         If the Landlord shall be unable to give possession of the Demised Premises on the Commencement Date, or because a certificate of occupancy has not been procured, or for any other reason whatsoever, the Landlord shall not be subject to any liability for such inability to give possession.

Under such circumstances the payment of Annual Net Rent shall not commence until possession of the Demised Premises is given to or the Demised Premises is available for occupancy by the Tenant. The failure to give possession on the Commencement Date shall not affect the validity of this Lease or the obligations of the Tenant hereunder, or extend the Demised Term of this Lease, provided, however, in the event Landlord is unable to give possession on or before December 1, 2004 then Tenant shall have the option of declaring the Lease terminated by giving Landlord written notification thereof by registered mail on or before December 7, 2004.

         15. ALTERATIONS AND IMPROVEMENTS.
         ---------------------------------

         a. Tenant will not make any alterations, improvements or additions to or about the Demised Premises, or affix or attach any articles to or make any holes in or about the Demised Premises or the Building of which the Demised Premises is a part without first having submitted plans for same to Landlord for its prior approval, which such approval will not be unreasonably withheld, delayed or denied. If said plan receives Landlord's approval, Landlord alone will make or do the same on behalf of Tenant and for Tenant's benefit, solely at the cost, expense and risk of Tenant unless otherwise provided in writing. All alterations, improvements, additions or fixtures, whether installed, made or placed before or after the execution of this Lease, shall remain upon the Demised Premises at the expiration or earlier termination of this Lease and become the property of Landlord unless Landlord shall, at the time Landlord approves such alterations, give written notice to Tenant to remove the same at the expiration of the Demised Term, in which event Tenant shall remove the same at the expiration of the Demised Term and restore the Demised Premises to the same good order and condition in which it now is, reasonable wear and tear excepted; provided, however, trade fixtures may be removed if there is no existing default under this Lease.

         b. Tenant will not lay any linoleum, oil cloth, rubber or other air-tight covering upon the floors of the Demised Premises, nor fasten articles to or drill holes or drive nails or screws into the walls or partitions of the Demised Premises; nor will Tenant paint, paper or otherwise cover or in any way mark, deface or break said walls or partitions; nor make any attachment to the electric lighting wires of the Demised Premises or Building of which the Demised Premises is a part for storing electricity, running electric fans or motors or other purposes; nor will Tenant use any method of heating other than that provided by Landlord. If Tenant desires to have telephone, telegraph or other similar wires and instruments installed on the Demised Premises, he shall notify Landlord, and Landlord will direct where and how the same are to be installed. Landlord reserves at all times the right to require Tenant to install and use in the Demised Premises such electrical protective devices and to change wires and their placing and arrangement, as Landlord may deem necessary, and further, to require compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto; and further reserves, in the event of non-compliance with such requirements and rules, the right to cut and prevent the use of any wires to which such non-compliance relates.

         c. No contract entered into or that may be subsequently entered into by Landlord with Tenant, relative to any alterations, additions, improvements or repairs, nor the failure of Landlord to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Landlord or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this Lease.

         d. Items of a decorative nature, such as small pictures and similar items, are not intended to be prohibited by this Paragraph.

         16. SIGNS.
         ----------

         Tenant will not erect or place any sign, advertising matter, lettering, stand, booth, show case, or other matter of any kind in or upon the door, steps, vestibules, outside walls, outside windows or pavements of the Building of which the Demised Premises is a part without first obtaining Landlord's written approval. Tenant will not place any sign, advertising matter, lettering, or other matter of any kind upon the doors giving access into the Demised Premises or upon the interior walls of the Building of which the Demised Premises is a part without the prior written approval of Landlord. Landlord shall provide Tenant with an initial sign at the entrance to the Demised Premises on the existing suite entrance placard, at Landlord's expense. Any changes to the sign thereafter shall be at the sole cost and expense of the Tenant.

         17. MACHINERY, WEIGHTS, LOCKS, INSURANCE RISKS.
         -----------------------------------------------

         a. Tenant will not use or operate in the Demised Premises any machinery that is in Landlord's opinion harmful to the Demised Premises or Building of which the Demised Premises is a part, or disturbing to tenants occupying other parts thereof. Normal office business machines, including computer system servers, are not intended to be prohibited by this clause. Tenant shall not place any machinery or equipment in the Demised Premises in excess of 100 pounds per square foot live load.

         b. Tenant will not place any weights in any portion of the Demised Premises which are in Landlord's opinion beyond the safe carrying capacity of the Demised Premises.

         c. Tenant will not place any additional locks upon any doors of the Demised Premises or permit any duplicate keys to the locks therein to be made unless access and copies are given to Landlord.

         d. Tenant shall not do or suffer to be done any act, matter or thing, or employ any person as a result of which the fire insurance or any other insurance now in force or hereafter to be placed on the Demised Premises, or any part thereof, or the Building of which the Demised Premises are a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this Lease, or carry or have any benzene or explosive matter of any kind in and about the Demised Premises unless approved in writing by Landlord.

         18. REMOVAL OF GOODS. - Intentionally deleted.
         ----------------------------------------------

         19. COVENANTS OF TENANT.
         ------------------------

         Tenant covenants and agrees that it will without demand:

         a. Payment. Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Landlord shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights. Tenant agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Tenant may be proceeded for and recovered by the Landlord in the same manner as rent due and in arrears.

         b. Care of Demised Premises. Keep the Demised Premises in the same good order in which they now are, reasonable wear and tear and damage by accidental fire or other casualty alone excepted. Tenant acknowledges that the Demised Premises are in good order, condition and repair and require no alterations, additions or improvements to be made by Landlord except as may be expressly specified in writing by the parties hereto. In the event of the failure of Tenant promptly to perform hereunder, Landlord may go upon the Demised Premises and perform such covenants, the cost hereof, at the sole option of Landlord, to be charged to Tenant as additional and delinquent rent.

         c. Compliance of Laws. Comply with any requirements of any State or Federal statute or local ordinance or regulation applicable to Tenant's use of the Demised Premises, and save Landlord harmless from penalties, fines, costs or damages resulting from failure so to do.

         d.       Fire Protection. Use every reasonable precaution against fire.

         e. Surrender of Demised Premises. Peacefully deliver up and surrender possession of the Demised Premises to Landlord at or prior to the expiration or earlier termination of this Lease or any renewal thereof in the same good order and broom clean condition in which Tenant has herein agreed to keep the same during the continuance of this Lease. Tenant will at or prior to the expiration or earlier termination of this Lease or any renewal thereof remove all of its property from the Demised Premises so that Landlord may again have and repossess the same not later than noon on the day on which this Lease or the renewal thereof shall terminate, and will immediately thereafter deliver to Landlord at its office all keys for the Demised Premises.

         f. Notice of Damage. Give to Landlord prompt written notice of any accident, fire, or damage occurring on or to the Demised Premises.

         g. Janitorial Access. Permit the janitors and cleaners of Landlord to have access to and to clean the Demised Premises in accordance with the attached Exhibit "B". Tenant waives any right it may have to a claim against Landlord for any damage done to the furniture or other property or effects of Tenant by the janitors or cleaners or other employees of Landlord or by any other person, or for any loss of property of any kind whatever from the Demised Premises, however occurring, except for those claims caused by the sole negligence or willful misconduct of Landlord or its employees.

         h. Agency for Leasing. Not cause or allow any agent to represent Tenant in any subletting or reletting of the Demised Premises other than an agent approved by the Landlord, if, with the permission in writing of Landlord, such permission not to be unreasonably withheld, delayed or denied, Tenant shall vacate or decide at any time during the Demised Term to vacate the herein Demised Premises prior to the expiration of this Lease, or any renewal hereof, and that should Tenant do so, or attempt to do so, the Landlord may remove any signs that may be placed on or about the Demised Premises by such other agent without any liability to Landlord or to said agent, the Tenant assuming all responsibility for such action.

         20. RULES AND REGULATIONS.
         --------------------------

         The Rules and Regulations attached hereto as Exhibit "E" in regard to the said Demised Premises and/or Building of which the Demised Premises is a part and the tenants occupying offices therein, and such amendments, additions and modifications thereof as may from time to time be made by Landlord, shall be deemed a part of this Agreement with the same effect as though written herein. Tenant covenants that said Rules and Regulations shall be faithfully observed by Tenant, Tenant's employees, and all persons visiting the Demised Premises, or claiming under Tenant, the right being hereby expressly reserved by Landlord to add to, alter or rescind, from time to time, such rules and regulations, which changes in rules and regulations shall take effect immediately after notice thereof in writing shall have been served.

         21. ASSIGNMENT AND SUBLET.
         --------------------------

         a. Tenant, under penalty of instant forfeiture, shall not assign, mortgage or pledge this Lease, nor underlet or sublease the Demised Premises or any part thereof without the written consent of Landlord first had and obtained (which consent shall not be unreasonably withheld, unreasonably denied or unreasonably delayed); nor after such written consent has been given shall any assignee or sublessee assign, mortgage or pledge this Lease or such sublease or underlet or sublease said Demised Premises or any part thereof without an additional written consent by Landlord; and in neither case without such consent shall any such assignment, mortgage, pledge, underletting or sublease be valid. Notwithstanding the foregoing, Tenant may assign this Lease or sublet the Demised Premises to a parent or subsidiary corporation without first obtaining the consent of Landlord.

         b. An assignment within the meaning of this Lease is understood and intended to comprehend not only the voluntary action of Tenant, but also any levy or sale on execution or other legal process and every assignment for the benefit of creditors, adjudication or sale in bankruptcy or insolvency or under any other compulsory procedure or order of court.

         c. No assignment or sublease, if consented to in the manner aforesaid, shall in any way relieve or release Tenant from liability upon any of the covenants under the terms of this Lease, and notwithstanding any such assignment or sublease the, responsibility and liability of Tenant hereunder shall continue in full force and effect until the expiration of the Demised Term hereby created and any renewals thereof. No assignment or sublease shall be valid unless the assignee or subtenant shall assent to and agree in writing to be bound by all of the covenants and conditions herein contained and unless such assignment or sublease is to a party that will be an actual user of the Demised Premises.

         22. LANDLORD'S RIGHTS.
         ----------------------

         Tenant covenants and agrees that Landlord shall have the right to do the following things and matters in and about the Demised Premises:

         a. Access to the Demised Premises. At all reasonable times and upon reasonable verbal or written notice by himself or his duly authorized agents to go upon the Demised Premises without disruption, if reasonably possible, (1) to inspect the same and every part thereof; (2) for the purpose, at his option, of making repairs, alterations, additions, or improvements thereof; (3) for the purpose of making electrical wiring changes in electric service outlets in floor, ceiling and/or walls; (4) for the purpose of making adjustments of any nature to the air-conditioning system; (5) for the purpose of fighting fire within the Demised Premises or elsewhere in the Building of which the Demised Premises is a part, or for the control or correction of conditions resulting from floor, either from a broken pipe or from outside sources; (6) for the purpose of performing any covenants herein contained which Tenant has failed to perform; and (7) for the purpose of remedying any matter due to breach of covenant of Tenant.

         b. Showing the Demised Premises. At any time after notice properly given by either party to the other of an intention to terminate this Lease, Landlord may show the Demised Premises to persons who may be interested in leasing the Demised Premises.

         c. Control of Building. To control and have dominion over the halls, passages, entrances, elevators, toilets, stairways, balconies and roof of the Building of which the Demised Premises is a part, the same being not for the use of the general public; and Landlord shall in all cases have the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord or his agents, shall be prejudicial to the safety, character, reputation and interests of the Building of which the Demised Premises is a part and its tenants. Provided, however, Landlord will use its reasonable efforts not to interfere with Tenant and Tenant's invitees use or access to the Demised Premises.

         d. Prevention of Access. To prevent access to the Building of which the Demised Premises is a part in the event of invasion, mob, riot, public excitement or other commotion by closing doors or otherwise for the safety of tenants and for the protection of property in the Building.

         23. RESPONSIBILITY OF LANDLORD.
         -------------------------------

         a. Landlord Insurance. Landlord shall maintain and Tenant shall pay on a monthly basis as a part of the Annual Net Rent for fire and extended coverage insurance on the Building of which the Demised Premises is a part in such amounts as Landlord and/or Landlord's mortgagees shall require. Payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear.

         b. Repairs and Maintenance. In the event that any repair is required by reason of the negligence or abuse of Tenant or its agents, employees, invitees or of any other person using the Demised Premises with Tenant's consent, express or implied, Landlord may make such repair and invoice the cost thereof to Tenant, which invoice will become due when the next installment of rent is due as Additional Rent.

         24. INDEMNITY AND INSURANCE.
         ----------------------------

         a. Indemnity. Tenant agrees to indemnify and to relieve and hereby indemnifies and relieves Landlord from all liability and expense by reason of any loss, damage or injury to Tenant or any other person or to any property of Tenant or any other person which may arise from any cause whatsoever on the Demised Premises or on the pavement, curb, roof, sidewalks, elevators, hallways, parking lots, passages or other portions of the Building of which the Demised Premises is a part, except to the extent due to the negligence or willful misconduct of Landlord, its agents, servants or employees. Tenant further agrees to indemnify and to relieve and hereby indemnifies and relieves Landlord from all liability and expense by reason of any loss, damage or injury to Tenant or to any employee or business invitee of Tenant or to any property of Tenant or any employee or business invitee of Tenant which may occur on the pavement, curb, roof, sidewalks, elevators, hallways, parking lots, passages or other portions (other than the Demised Premises) of the Building of which the Demised Premises are a part, except to the extent due to negligence of the Landlord, his servants, agents or employees.

         b. Commercial General Liability Insurance. Tenant shall at all times during the period in which it has any occupancy rights in the Demised Premises, maintain in full force and effect commercial general liability insurance, naming Landlord and its managing agent, if any, as additional insured covering injury to persons and damage to property occurring in or about the Demised Premises, in such amounts as may reasonably be required by Landlord from time to time, but not less than $1,000,000 combined single limit, with a deductible not to exceed Five Thousand Dollars ($5,000.00). Tenant shall deliver to Landlord renewals thereof at least fifteen (15) days prior to expiration. All such policies of insurance shall be with an insurance company licensed to do business in Pennsylvania, and shall provide that they shall not be cancelled or amended without at least twenty (20) days prior notice to Landlord and said managing agent.

         c. Personal Property Insurance. Tenant shall maintain, at its expense, insurance on all of its personal property, including removable trade fixtures, located in the Demised Premises

         d. Certificates of Insurance. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing Tenant's compliance with this Paragraph.

         e.       Waiver of Subrogation. Intentionally deleted.

         25. FIRE OR OTHER CASUALTY.
         ---------------------------

         Within thirty (30) days from the date of casualty, Landlord shall notify Tenant whether it intends to restore or repair the Demised Premises within the time period set forth herein.

         a. Total or Substantial Destruction. In the event that the Demised Premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Tenant or those employed by or acting for him, that, in Landlord's judgment, the same cannot be repaired or restored within one hundred eighty (180) days, this Lease shall absolutely cease and determine, and the rent shall abate as of the date of casualty for the balance of the term.

         b. Partial Destruction. If the damage caused as above be only partial and such that the Demised Premises, in Landlord's judgment, can be restored within one hundred eighty (180) days, the Landlord may, at its option, restore the same
                  (excluding fixtures and improvements owned by Tenant) with reasonable promptness, reserving the right to enter upon the Demised Premises for that purpose. The Landlord also reserves the right to enter upon the Demised Premises whenever necessary to repair damage caused by fire or other casualty to the Building of which the Demised Premises is a part, even though the effect of such entry to be render the Demised Premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Landlord is in possession, taking into account the portion of the Demised Premises rendered untentantable and the duration of the Landlord's possession. If a dispute arises as to the amount of rent due under this clause, Tenant agrees to pay the full amount claimed by Landlord so long as Landlord is acting in good faith. Tenant shall, however, have the right to proceed by law to recover the excess payment, if any.

         c. Waiver of Damages During Repair. Landlord shall not be liable for any damages, compensation or claim by reason of inconvenience, annoyance, injury or loss resulting from the termination of this Lease by reason of the destruction of the Demised Premises, from the making of repairs, alterations, additions or improvements to any portion of the Demised Premises, the Building or the facilities thereof, from any of the services or facilities supplied by Landlord, or from the leaking of rain, snow, water, steam or gas into, in or about the Demised Premises or the Building of which the Demised Premises is a part.

         d. Mortgage Acceleration. In the event that Landlord does not notify Tenant that, in the Landlord's judgment, the damage cannot be repaired within one hundred and eighty (180) days, or in the event that Landlord fails to notify Tenant if Landlord exercises its election to repair the damage within one hundred twenty (120) days, then Tenant shall have the right to give notice to Landlord after the expiration of thirty (30) days from the date of damage, that unless Landlord advises Tenant within ten (10) days after receipt of such notice that Landlord intends to complete the repair of the damage to the Demised Premises within one hundred and eighty
                  (180) days from the date of the damage, it shall be deemed conclusive that Landlord has elected not to complete said repairs, and the Tenant may elect to terminate the Lease, commencing the 11th day after such notice, at any time prior to the receipt of notice from Landlord of its election to repair the damage to the Demised Premises. Notwithstanding the fact that Landlord may have given notice of election to repair the Demised Premises within said thirty (30) day period, if the mortgagee chooses to accelerate the mortgage due to damage by fire or other casualty to the Demised Premises or the Building of which the Demised Premises is a part, Landlord shall have the right rescind and/or cancel said election to repair and shall have the right to elect not to repair the damage to the Demised Premises or the Building of which the Demised Premises is a part, provided said notification of election not to repair is given to Tenant within thirty (30) days after date of the receipt of said notice of acceleration.

         e. In the event that Landlord has given notice that it intends to restore or repair the Demised Premises within one hundred and eighty (180) days and Landlord has caused substantial work to be performed with respect to said restoration or repairs but has not completed the same within one hundred and sixty-five
                  (165) days, Landlord shall be entitled to extend the time to two hundred and ten (210) days from the date of the casualty by giving Tenant written notice at least one hundred and sixty-five (165) days from the date of the casualty that it requires the extra thirty (30) days to complete the said restoration or repairs.

         26. DEFAULT AND REMEDIES.
         -------------------------

         a. Events of Default. The occurrence of any one of the following shall constitute an "Event of Default" under this Lease, if the Tenant:

                  1. does not pay within five (5) days after written notice (without any set off or deduction) any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any charge, expense, or cost herein agreed to be paid by the Tenant; or

                  2. violates or fails to perform or otherwise breaches any covenant or agreement herein contained, other than for the payment of money as specified in subparagraph (a)(1) hereof, or as otherwise specified in subparagraphs (3) through (9) hereof and fails to cure the same within thirty (30) days after receipt of written notice thereof by Landlord (or such longer period as is reasonably required to correct any such default, provided Tenant promptly commences and diligently continues to effectuate a cure); provided that if such violation of or failure is not susceptible to being cured or corrected within the aforesaid thirty (30) day period, then if Tenant shall have commenced such cure within the aforesaid thirty

                           (30) day period and Tenant diligently prosecutes same until completion, Tenant may have such additional time as Tenant may require to complete such cure; or

                  3.       Intentionally Deleted.

                  4. files a petition under Title II, United States Code, Bankruptcy, as now or hereafter amended or supplemented, whether under Chapter 7, 11 or 13 of the aforesaid Bankruptcy Code, or has filed against Tenant such a petition and the same is not dismissed within sixty (60) days;

                  5. commences or has commenced against it any action or proceeding under state or federal law for the dissolution or liquidation of the Tenant in connection with bankruptcy or other insolvency, or for the appointment of a receiver or trustee of all or substantially all of the property of the Tenant; and if filed against Tenant, the action proceeding is not eliminated within sixty (60) days; or

                  6. has possession of property of the Tenant taken by any governmental officer or agency so as to exclude
                           Tenant from control thereof, or by any trustee, guardian or other appointee pursuant to statutory authority for the dissolution, rehabilitation, reorganization or liquidation of the Tenant or makes an assignment for the benefit of creditors; or

                  7. has a substantial portion of its property levied upon by any Sheriff, Marshall or constable, and said levy is not dismissed within ten (10) days; or

                  8.       Intentionally Deleted.

         Then and in any of said events, there shall be deemed to be an Event of Default of this Lease.

         b. Remedies. Upon an Event of Default as aforesaid, Landlord, in addition to all other rights and remedies available to it by law or equity or by any other provisions hereof, may at any time thereafter:

                  1. Acceleration. Declare to be immediately due and payable, on account of the rent and other charges herein reserved for the balance of the Demised Term of this Lease, a sum equal to the Accelerated Rent Component (as hereinafter defined), and Tenant shall remain liable to Landlord as hereinafter provided.

                  2. Accelerated Rent Component. For purposes hereof, the Accelerated Rent Component shall mean the aggregate of:

                           i. all rent, additional rent and other charges, payments, costs and expenses due from Tenant to Landlord and in arrears at the time of the election of Landlord to recover the Accelerated Rent Component;

                           ii. the rent reserved for the then entire unexpired balance of the term of this Lease, plus all additional rent and other charges, payments, costs and expenses herein agreed to be paid by Tenant up to the end of said term which shall be capable of precise determination at the time of Landlord's election to recover the Accelerated Rent Component, discounted to present value at four percent (4%) below the then existing prime rate of Citibank of New York (Bank). No estimate of any
                                    component  of  additional   rent  to  accrue
                                    pursuant to the provisions of Paragraph 9 of
                                    this  Lease  shall be less  than the  amount
                                    which  would be due if each  such  component
                                    continued  at the  highest  monthly  rate or
                                    amount  in effect  during  the  twelve  (12)
                                    months immediately preceding the default.

                  3.       Termination.  Terminate  this Lease on at least seven
                           (7) days' notice to Tenant and, on the date specified in said notice, this Lease and the Demised Term and all rights of Tenant hereunder shall expire and
                           terminate  and  Tenant  shall   thereupon   quit  and
                           surrender possession of the Demised Premises to Landlord in the condition elsewhere herein required and Tenant shall remain liable to Landlord for any obligation or provision which shall survive the termination of this Lease. If Landlord had previously elected to accelerate rent under subparagraph (a)(1) hereof, but has not received complete payment of the Accelerated Rent Component, Landlord may terminate the Lease for any current month for which the applicable Accelerated Rent Component has not been paid.

                  4. Re-entry. Landlord may, without further notice, enter upon and repossess the Demised Premises, by summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the rents and profits therefrom. Landlord may, in its own name, as agent for Tenant, if this Lease has not been terminated, or in its own behalf, if this Lease has been terminated, relet the Demised Premises or any part thereof for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and provisions (which may include concessions or free rent) as Landlord in its sole discretion may determine. Landlord may, in connection with any such reletting, cause the Demised Premises to be redecorated, altered, divided, consolidated with other space or otherwise changed or prepared for reletting. No reletting shall be deemed a surrender and acceptance of the Demised Premises.

                  5. Damages. As a cumulative and alternative remedy of Landlord in the event of termination of this Lease by Landlord following any breach or default by Tenant, Landlord, at its option, shall be entitled to recover damages for such breach from the date of the termination in an amount equal to the Accelerated Rent Component for the balance of the term, determined without regard to the early termination, less the fair rental value of the Demised Premises from the remainder of the original term of the Lease, discounted to present value at four percent (4%) below the then existing Prime Rate of Bank, and such damages shall be payable by Tenant upon demand.

         c. Continuing Liability. Tenant shall, with respect to all periods of time up to and including the expiration of the Demised Term or other termination of this Lease, remain liable to Landlord for the Annual Net Rent, Additional Rent and all other charges payable under this Lease. Tenant shall be entitled to a credit for any portion of the Accelerated Rent Component paid by Tenant to Landlord. In the event that the property has been relet or sublet by Tenant or Landlord for the benefit of Tenant, including, without limitation, pursuant to subparagraph (b)(4) above, and the rent therefor shall be paid directly to Landlord by said new tenant or sublet tenant, Tenant shall be entitled to a credit against the rent and all other charges paid or payable under this Lease for the net proceeds received by Landlord after deduction of all costs payable by Landlord incidental to such reletting or subletting. If it shall be determined at the expiration of the Demised Term of this Lease that a credit is due Tenant because the net proceeds of reletting as aforesaid, plus the amounts paid to Landlord by Tenant by Accelerated Rent Component or otherwise, exceed the aggregate of rent and other charges accrued in favor of Landlord to the end of said Demised Term, Landlord shall refund such excess to Tenant, without interest, promptly after such determination, after written request by Tenant.

         d. No Duty to Relet. In no event shall Landlord be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon a reletting.

         e. Bankruptcy. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove or and obtain as damages incident to a termination of this Lease, in any bankruptcy, reorganization or other court proceedings, the maximum amount allowed by any statute or rule of law in effect when such damages are to be proved.

         f. Waiver of Defects. Tenant hereby waives all errors and defects of a procedural nature except as to notice in any proceedings brought against it by Landlord under this Lease. Tenant further waives the right to any notices to quit as may be specified in the Landlord and Tenant Act of Pennsylvania, Act of April 6, 1951, as amended in 1995, and agrees that seven
                  (7) days notice shall be sufficient in any case where a longer period may be statutorily specified.

         g. Further Remedies of Landlord. In the event of any default as above set forth in this Paragraph, the Landlord, or anyone acting on Landlord's behalf, at Landlord's option:

                  1. May have an exercise any and all other rights and/or remedies, granted or allowed landlords by existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; and

                  2. May have and exercise any and all other rights and remedies contained in this Lease, including the rights and remedies provided by Paragraphs 28 hereof.

         27. CONFESSION OF JUDGMENT. - Intentionally deleted.
         ----------------------------------------------------

         28. CONFESSION OF JUDGMENT FOR EJECTMENT.
         -----------------------------------------

         Tenant covenants and agrees that if this Lease shall be terminated (either because of condition broken during the Demised Term of this Lease or any renewal or extension thereof and/or when the term hereby created or any extension thereof shall have expired) then, and in that event, Landlord or its assignee may cause a judgment in ejectment to be entered against Tenant for possession of the Demised Premises, and for that purpose Tenant hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of Record to appear for Tenant and to confess judgment against Tenant in Ejectment for possession of the herein Demised Premises, and agrees that Landlord or its assignee may commence an action pursuant to Pennsylvania Rules of Procedure for the entry of an order in Ejectment for the possession of real property, and Tenant further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this Lease, or a true and correct copy thereof, shall be sufficient warrant. Tenant further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the Demised Premises demised hereunder shall remain in or be restored to Tenant, Landlord or its assignee shall have the right upon any subsequent default or defaults, or upon the termination of this Lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the Demised Premises demised hereunder.

         29. AFFIDAVIT OF DEFAULT.
         -------------------------

         In any procedure or action for Judgment by Confession for Ejectment for possession or real property pursuant to Paragraph 28 hereof, if Landlord shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers
Landlord to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this Lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule or court, custom, or practice to the contrary notwithstanding.

         30. ENFORCEMENT.
         ----------------

         It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Landlord shall have the right at all times to enforce the covenants and provisions of this Lease in strict accordance with its terms notwithstanding any conduct on the part of the Landlord in refraining from so doing at any time or times; and, further, that the failure of Landlord at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a waiver or custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.

         31. RIGHT OF ASSIGNEE OR LANDLORD.
         ----------------------------------

         The right to enter judgment against Tenant by confession and to enforce all of the other provisions of this Lease herein provided for may at the option of any assignee of this Lease, be exercised by any assignee of the Landlord's right, title and interest in this Lease in his, her or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

         32. REMEDIES CUMULATIVE.
         ------------------------

         All of the remedies hereinbefore given to Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this Leas or the taking or recovering of the Demised Premises shall deprive Landlord of any of its remedies or actions against Tenant for rent or sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination; nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Demised Premises.

         33. MECHANIC'S LIEN.
         --------------------

         a. Tenant will not permit any mechanic's lien or liens to be placed upon the Demised Premises or the Building of which the Demised Premises is a part. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, to any person for the performance of any labor or the furnishing of any materials to all or part of the Demised Premises, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing thereof that would or might give rise to any mechanic's or other liens against the Demised Premises or Building of which the Demised Premises is a part.

         b. If any such lien is claimed against the Demised Premises of Building of which the Demised Premises is a part, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by payment to the claimant o by posting a bond in Court of Common Pleas in accordance with the rules of court, as Landowner may elect in its sole discretion. Any amount paid by Landlord for such purposes shall be invoiced to Tenant and paid by Tenant to Landlord as additional rent at the time the next installment of rent is due.

         34. CONDEMNATION.
         -----------------

         If at any time during the Demised Term the Demised Premises, or any portion thereof, be lawfully condemned or conveyed in lieu of condemnation, the Landlord shall be entitled to, and shall receive the award or payment therefor, and the Tenant shall assign, and does hereby assign and transfer to the Landlord such award or payment as may be made therefor. Tenant, however, shall be entitled to make a separate claim for those damages made payable specifically and solely to a Business Tenant under the terms of the eminent Domain Code of Pennsylvania, Act of June 22, 1964, P.L. 84, as now or hereafter amended, provided, however, any award to Tenant shall not in any way diminish the Landlord's award. This Lease shall, as to the part so taken terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of the Demised Premises taken or condemned. If more than thirty percent (30%) of the Demised Premises is so taken, Landlord or Tenant may give notice of its desire to terminate the Lease. The notice shall be given within thirty (30) days after the condemnation has occurred and the Lease shall terminate thirty (30) days after the date of notice given by Landlord or Tenant to the other.

         35. ESTOPPEL CERTIFICATE.
         -------------------------

         a. Execution. At any time, and from time to time, upon the written request of Landlord or any mortgagee, Tenant within twenty (20) days of the date of such written request agrees to execute and deliver to Landlord and/or such mortgagee, without charge and in form satisfactory to Landlord and/or such mortgagee, a written statement (1) ratifying this Lease; (2) confirming the commencement and expiration date of the Demised Term of this Lease and the Annual Net Rental rate payable during the Demised Term; (3) certifying that Tenant is in occupancy of the Demised Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (4) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (5) certifying that there is no default by Landlord or Tenant under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord or stating the defaults and/or defenses claimed by Tenant; (6) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid and, if requested by Landlord and/or Mortgagee, agreeing that Tenant shall not pay rent to Landlord more than thirty (30) days in advance; (7) reciting the amount of security deposited with Landlord, if any; (8) certifying that Tenant has no option or right of first refusal to purchase the Demised Premises or option to extend the Demised Term of the Lease (unless specifically set forth to the contrary in the Lease); (9) if requested by Landlord and/or Mortgagee, agreeing that the Lease will not be modified without the prior written consent of the Mortgagee; (10) certifying that Tenant will not generate, store, handle or otherwise deal with any amount of any hazardous substances or hazardous waste (as defined in federal, state and local law) in or about the

                  Demised Premises, in excess of those levels or quantities specified for regulatory purposes; (11) agreeing, if requested by Mortgagee, that Tenant will give such Mortgagee such notice of any default by Landlord and reasonable opportunity to cure such default, not in excess of thirty (30) days, unless the default cannot be cured within said time, before exercising Tenant's remedies under the Lease; and (12) any other information which Landlord or the mortgagee shall require.

         b. Failure to Execute. The failure of Tenant to execute, acknowledge and deliver to Landlord and/or any mortgagee a statement in accordance with the provisions of this Paragraph within the said twenty (20) day period shall constitute acknowledgement by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Demised Premises that this Lease has not been assigned, amended, changed, or modified, is in full force and effect and that the minimum annual and additional rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request. Landlord, at its option, may (1) treat such failure as a deliberate event of default; or (2) execute the certificate on behalf of Tenant for which purpose Tenant does hereby make, constitute and appoint Landlord or such mortgagee or purchaser, as the case may be, as Tenant's attorney-in-fact and in its time, place and stead to do so. The aforesaid power of attorney is given as security coupled with an interest and is irrevocable.

         36. SUBORDINATION AND ATTORNMENT.
         ---------------------------------

         Tenant agrees:

         a. that, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any first mortgage, leases of Landlord's property (in sale-leaseback) pursuant to which Landlord has or shall retain the right of possession of the Demised Premises or security instruments (collectively called "Mortgage") that now exist, or may hereafter be placed upon the Demised Premises or any part thereof and to all advances made or to be made thereunder and to the interest thereon and all renewals, replacements, modifications, consolidations, or extensions thereof; and

         b. that if the holder of any such Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option to request, Tenant will attorn to, and recognize such mortgagee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and

         c. that the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, mortgagee may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery and/or recording and in that event such mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the mortgage and as though this Lease had been assigned to such mortgagee. Should Landlord or any mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant, upon written request, and from time to time, will execute and deliver without change and in form satisfactory to Landlord and the mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form.

         37. QUIET ENJOYMENT; EVICTION BY FORECLOSURE.
         ---------------------------------------------

         Tenant, on paying the rent reserved, and performing all the covenants and conditions hereof, shall at all times during the Demised Term, peaceably and quietly have, hold and enjoy the Demised Premises; provided, however, that no eviction of the Tenant by reason of the foreclosure of any mortgage now or hereafter on the Demised Premises shall be construed as a breach of this covenant, nor shall any action by reason thereof be brought against the Landlord; and provided further, that no eviction of the Tenant for any reason whatever, after the Landlord shall have conveyed the fee of the Demised
Premises, shall be construed as a breach of this covenant by the present Landlord, and no action therefore shall be brought against the present Landlord.

         38. NOTICES.
         ------------

         All notices required to be given shall be by certified mail, return receipt requested, or by a recognized overnight delivery service.

         TO LANDLORD:               Henderson Birmingham Associates
                                    112 Chesley Drive, Suite 200
                                    Media, PA 19063
                                    Attention: Accounting Department

         TO TENANT:                 I-trax Health Management Solutions
                                    The Birmingham Court Building
                                    130 - 140 Hillman Drive
                                    Chadds Ford Business Campus
                                    Chadds Ford, PA 19317

                                    Attention: Chief Financial Officer

         Such addresses may be changed from time to time by either party by serving notices as provided. Notice shall be deemed given two (2) days after postmarked in the case of the U.S. Mail or upon delivery or refusal of delivery in the case of a recognized overnight delivery service.

         39. LEASE CONTAINS ALL AGREEMENTS.
         ----------------------------------

         It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements and conditions or understandings between Landlord or his Agent and Tenant relative to the Demised Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

         40. HEIRS AND ASSIGNEES.
         ------------------------

         All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Landlord" or "Tenant" whether such Landlord or Tenant be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

         41. LATE PAYMENT.
         -----------------

         In the event that any payment of Annual Net Rent or Additional Rent or any other charge required to be paid by Tenant under the provisions of this Lease, shall not be paid within ten (10) days of the due date, Tenant shall pay to Landlord a late charge of five percent (5%) of such past due payment; and such late charge shall be deemed "Rent" for all purposes under this Lease.

         42. HEADINGS NO PART OF LEASE.
         ------------------------------

         Any headings preceding the text of the several Paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

         43. SEVERABILITY.
         -----------------

         If a provision of this Lease Agreement is held invalid, it is hereby agreed that all valid provisions that are severable from the invalid provision remain in effect. If a provision in this Lease Agreement is held invalid in one or more of its applications, the provision remains in effect in all valid applications.

         44. LIABILITY OF LANDLORD.
         --------------------------

         The liability of Landlord hereunder and all of its partners, if any, whether general or limited, shall be limited to Landlord's estate or other title or interest in the Building of which the Demised Premises is a part. It is further covenanted and agreed by the parties hereto that in no case and under no circumstances shall the Landlord be liable for any consequential damage.

         45. RECORDING OF LEASE.
         -----------------------

         Tenant shall not record this Lease. If Tenant violates this covenant, Tenant hereby irrevocably authorizes, empowers and designates Landlord as its lawful attorney for the purpose of having said Lease marked satisfied of record.

         46. BROKERS.
         ------------

         Tenant and Landlord represent and warrant to each other that neither it, its officers, agents, nor anyone on its behalf has dealt with any real estate broker in the negotiation or making of this Lease. Tenant agrees to indemnify and hold Landlord harmless from the claim or claims of any other broker or brokers (including, without limitation, Tenant) claiming to have interested in Tenant in the Building or Demised Premises or claiming to have caused Tenant to enter into this Lease. Landlord agrees to indemnify and hold Tenant harmless from the claim or claims of any broker or brokers (including, without limitation, Landlord) claiming to have interested Tenant in the Building or Demised Premises or claiming to have cause Tenant to enter into this Lease.

         47. TERMINATION OF LEASE. - Intentionally deleted.
         --------------------------------------------------

         48. HOLDOVER.
         -------------

         Should Tenant continue to occupy the Demised Premises after: (i) expiration of the Demised Term or any renewals thereof or (ii) cancellation or forfeiture of this Lease in accordance with its terms, such tenancy ("Holdover") shall (without limitation on any Landlord's rights or remedies therefore) be one at sufferance from month to month at a minimum monthly rent equal to: one and one-half times the Annual Net Rent payable for the last month prior to the Holdover, plus additional rent as set forth in Paragraph 10 ("Holdover Rent"). Notwithstanding the foregoing, if on or after the date such Holdover commences, Landlord provides Tenant with written notice to quit the Demised Premises, and that notice states the Landlord has executed a lease with a third party tenant for possession of the Demised Premises, and if Tenant fails or refuses to vacate the Demised Premises for a period of thirty (30) days after the notice to quit, and as a consequence thereof, the third party tenant terminates its lease for the Demised Premises, then, in addition to the Holdover Rent, Landlord shall be entitled to recover from Tenant any damages it has suffered, including consequential damages resulting from the Tenant's failure or refusal to vacate the Demised Premises timely.

         49. LANDLORD'S ENVIRONMENTAL CLAUSE.
         ------------------------------------

         a. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et. Seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Demised Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the release or discharge of hazardous substances or materials onto or from the Demised Premises during the Demised Term of the Lease. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Demised Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Demised Term.

         b. Tenant shall conduct all of its operations at the Demised Premises in compliance with all federal, state and local statutes, including, but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et. seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-49, 100 Stat. 1613 (October 17, 1986) ("CERCLA"); the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. ("RCRA"); the Pennsylvania Solid Waste Management Act, 35 Pa. C.S. Section 6018.101 et. seq.; the Pennsylvania Clean Streams Law, 35 Pa. C.S. Section 691.1 et. seq.; and the Pennsylvania Hazardous Sites Cleanup Act, Act 108 of 1988, 35 Pa. C.S.
                  Section 6020.101 et. seq. ("Pennsylvania Superfund"), the Clean Air Act, 42 U.S. C. Section 7401 et. seq., as amended by the Clean air Act Amendments of 1990, the Clean Water Act, 33 U.S. C. Section 1251 et. seq., and all applicable federal, state and local statutes related to the environment now or hereafter enacted and any additions and amendments thereto and regulations enacted thereunder, ordinances, regulations, orders and requirements of common law, regarding, but not limited to, (i) discharges to the air, soil, surface or groundwater; and (ii) handling, utilizing, storage, treatment or disposal of any hazardous substances or toxic substances as defined therein ("Environmental Statutes"). Tenant shall obtain all permits, licenses or approvals and shall make all notifications and registrations required by Environmental Statutes and shall submit to Landlord, upon request, for inspecting and copying all documents, permits, licenses, approvals, manifests and records required to be submitted and/or maintained by the provisions of the Environmental Statutes. Tenant shall also provide promptly to Lessor copies of any correspondence, notice of violation, summons, order, complaint or other document received by Tenant pertaining to compliance with Environmental Statutes.

         c. Tenant shall not install at the Demised Premises any temporary or permanent tanks for the storage of any liquid or gas above or below ground except as in compliance with the other provisions of this Paragraph and after obtaining written permission to do so from Landlord.

         d. If, because of the manner in which Tenant operates its business, the Landlord, Landlord's mortgage lender or a governmental agency shall require testing by an environmental testing entity of its choice, to ascertain whether there has been a release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees, in or around the Demised Premises, the reasonable costs of such testing shall be reimbursed by Tenant to Landlord as Additional Rent.

         e. Tenant hereby agrees to indemnify Landlord and to hold Landlord harmless of, from and against any and all expense, loss, cost, fines, penalties, loss of value or liability suffered by Landlord by reason of Tenant's breach of any of the provisions of this Paragraph.

         f. The provisions of this Paragraph shall survive the termination of Tenant's tenancy or of this Lease.

         50. AMERICANS WITH DISABILITIES ACT OBLIGATIONS.
         ------------------------------------------------

         Landlord and Tenant agree that the obligations to comply with the provisions of the Americans With Disabilities Act and the regulations issued pursuant thereto (collectively the "ADA") are as follows:

                  1. Landlord represents that the Building and Demised Premises of which it is a part had been completed prior to January 26, 1992.

                  2. Landlord agrees to deliver the Demised Premises to Tenant in a condition that is compliant with the provisions of the ADA. Thereafter, Tenant agrees to be responsible for compliance of the Demised Premises with the provisions of the ADA, including the removal of the barriers, ensuring access to areas of primary function, providing auxiliary aids and services to persons with disabilities which are needed for effective communications or for effective use, and compliance with other non-discriminatory requirements of the provisions of the ADA. In the event that Tenant desires to improve, alter or amend the Demised Premises so as to comply with the provisions of the ADA, Tenant shall so advise Landlord in seeking Landlord's approval and consent to make such improvements, alterations or amendments to the Demised Premises.

         Tenant agrees to indemnify and hold the Landlord harmless from and against any and all liabilities, costs, expenses, fines and penalties, including reasonable attorney's fees, that may be asserted against Landlord, including injury or death to persons and damages to property, and the cost of compliance with the provisions of the ADA, arising out of Tenant's failure to comply with its obligations under this Paragraph.

                  3. Landlord shall be responsible for the compliance of the parking lot, entrance to the Building and of the common areas the provisions of ADA.

                  4. Landlord represents and warrants that the Common Areas of the Building and the restrooms in the Demised Premises shall be in full compliance with all requirements of the ADA and of all regulations promulgated thereunder applicable to "private accommodations" occurring on or before the Commencement Date. During the Term, Landlord shall be solely responsible for complying at Landlord's expense with all requirements of the ADA requiring any modifications or improvements within any of the Common Areas of the Building and Landlord shall be liable for, and shall indemnify Tenant and Tenant's officers, employees and agents against, any fines, attorneys' fees, court costs and other expenses relating to violations or alleged violations of the ADA due to Landlord's failure to have made any such modifications or improvements outlined herein, all of the costs of which shall be borne solely by Landlord and shall not be included in Operating Expenses under this Lease. Tenant shall be responsible for compliance with all requirements of the ADA within the Demised Premises, exclusive of the Common Areas, and, if any use of the Demised Premises by Tenant causes the provisions of the ADA respecting "public accommodations" to be applicable to the Demised Premises, the Building or the Campus, Tenant shall be responsible for compliance therewith, at Tenant's sole expense, and Tenant shall be liable for and shall indemnify Landlord and Landlord's officers, employees, corporate affiliates and agents against, any fines, reasonable attorneys' fees, court costs and other expenses relating to violations or alleged violations of the ADA due to Tenant's failure to have made any such modifications and improvements within the Demised Premises.

         51. LANDLORD'S DEFAULT.
         -----------------------

         In the event that Landlord fails to perform its obligations under this Lease, Tenant may give Landlord written notice of such failure setting forth in reasonable detail the nature and extent of such failure. In the event that Landlord fails to commence to cure such failure within thirty (30) days following receipt of Tenant's notice thereof (or such longer period as is reasonably required to correct any such default, provided Landlord promptly commences and diligently continues to effectuate a cure); provided that if such violation of or failure is not susceptible to being cured or corrected within the aforesaid thirty (30) day period, then if Landlord shall have commenced such cure within the aforesaid thirty (30) day period and

Landlord diligently prosecutes same until completion, Landlord may have such additional time as Landlord may require to complete such cure, plus any period during which Landlord is precluded from commencement of cure due to a force majeure event or, if having commenced to cure within such period, Landlord thereafter fails to continuously and diligently pursue such cure to completion, Landlord shall be in default and Tenant shall thereafter be entitled to pursue all remedies available to it at law or in equity pertaining to such default.

         52. ROOF INSTALLATIONS.
         -----------------------

         Upon notice and accompaniment by Landlord, Tenant shall have access to the roof of the Building, including for purposes of installing thereon (utilizing a non-penetrating mount) and maintaining satellite or other communications dishes or antennae solely for Tenant's use, in the event that such installations are permitted by the local municipality, Tenant shall not be charged any Additional Rent for such use of the roof. Prior to performing any work upon the roof of the Building, Tenant shall obtain Landlord's prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. All work performed by Tenant on the roof of the Building shall be at the sole cost and expense of the Tenant and undertaken in compliance with all applicable laws, codes, regulations and other legal requirements and shall not damage or impair the waterproof membrane covering the roof. Landlord shall have sole discretion in making decisions with respect to the location of said roof installation(s) and shall accompany Tenant or its agents, servants, subcontractors, or employees with respect to this matter.

         53. PARKING.
         ------------

         Landlord grants to Tenant a non-exclusive right and license to utilize the existing parking lot for the Building on an unreserved basis in common with all other tenants in the Building.

         54. LANDLORD'S REPAIR AND MAINTENANCE DUTIES.
         ---------------------------------------------

         Except as elsewhere provided in this Lease, during the Demised Term and any renewal hereof, Landlord shall, at its sole cost and expense (but subject to Landlord's right to reimbursement for maintenance, operation and repair expenses constituting Operating Expenses), maintain in first class condition and make all necessary repairs, restorations and replacements to (i) the foundation, functional and structural portions of the roof system and floors, exterior walls and interior structural elements of the Building, and (ii) all improvements exclusive of the Building which are located upon the Campus, provided, however, that Landlord shall repair, restore or replace at Tenant's expense any damage to any items which are Landlord's responsibility to repair, restore or replace hereunder in the event that such damage was caused by Tenant or Tenant's agents, contractors, employees or invitees, and Tenant agrees to reimburse Landlord therefore within fifteen (15) days following receipt of Landlord's reasonably itemized bill for such expense.

         55. LANDLORD'S COMPLIANCE WITH LAWS.
         ------------------------------------

         Except as elsewhere expressly provided in this Lease, during the Term Landlord shall cause the Building and the property the Building sits upon to comply with all health, safety, building, fire and similar laws, ordinances, codes and regulations applicable thereto.

         56. OTHER SERVICES.
         -------------------

         In addition to the services specified in Paragraph 5 herein, Landlord will furnish the Demised Premises with services befitting a first-class flex building, including without limitation

         a. electrical capacity and distribution as provided for on Tenant's Construction Documents (Exhibit "F");

         b. 24-hour a day, 365 days a year unrestricted access to the Demised Premises;

         c.       lighting replacement during business hours;

         d.       restroom supplies;

         e.       window washing in accordance with Exhibit "B";

         f. daily cleaning services on weekdays in accordance with the janitorial standards attached hereto as Exhibit "B";

         g. prompt snow and, ice removal about the Building, it being agreed that Landlord shall exercise reasonable efforts to prevent accumulations of snow and ice on the sidewalks and other paved areas forming a part of the Building during business hours;

         h.       landscaping and Building signage repair and replacement;

         i.       daily trash removal from the Demised Premises;

         j.       use of the Building loading dock; and

         k. hot and cold water in reasonable quantities for drinking, cafeteria, lavatory and toilet purposes, to be drawn from the bathrooms and other approved fixtures within the Demised Premises.

         57. RELOCATION. - Intentionally Deleted.
         ----------------------------------------

         58. JURISDICTION AND LAW.
         -------------------------

         Tenant hereby subjects itself to the jurisdiction of the Court of Common Pleas of Delaware County, Pennsylvania. The laws of the Commonwealth of Pennsylvania shall be applicable to this Lease and any interpretations thereof.

         59. RIGHT TO AUDIT.
         -------------------

          Tenant shall have the right, upon five (5) days written notice, to make an appointment to review Landlord's books and records at Tenant's expense, pertaining to Operating Expense. Landlord shall schedule such appointment for review within ten (10) days of request by Tenant. This right shall be limited to one review per calendar year. In the event that any such review, conducted in accordance with generally accepted accounting principles, reveals a discrepancy between Landlord's statement of the actual Operating Expense for an Operating year and the amount of such Operating Expense determined by such review, then Landlord shall reimburse to Tenant the excess amount, if any, paid by Tenant or if the difference is less than $500.00 credit same to Tenant's next month's rent. Nothing herein shall be deemed to give Tenant the right to delay its payment of the Operating Expense Adjustment.

         60. TIME IS OF THE ESSENCE.
         ---------------------------

         Time is of the essence in performing the covenants contained herein.

         IN WITNESS WHEREOF, the Landlord and Tenant have duly executed this Lease as of the day and year first above written.

SEALED AND DELIVERED IN
         THE PRESENCE OF:


                                     LANDLORD

                                     HENDERSON BIRMINGHAM ASSOCIATES
                                     By:  Wilbur C. Henderson & Son, Partner
                                     By:  Wilbur C. Henderson, Partner


WITNESS:  /s/ Donna M. McMenamin     By:  /s/ Patrick G. Tomlinson
          ----------------------          ------------------------
                                          Patrick G. Tomlinson
                                          Per Power of Attorney


                                     TENANT

                                     I-TRAX HEALTH MANAGEMENT SOLUTIONS, INC.


ATTEST:  /s/ Yuri Rozenfeld          By:  /s/ Frank A. Martin
         ------------------               -------------------
                                          Name: Frank A. Martin
                                          Title: Chief Executive Officer